EXHIBIT 10 (C)


U.S.PATENT APPLICATION NO.  60/488,091             ATTORNEY DOCKET NO.  4393-003









                     ASSIGNMENT OF INVENTION & PATENT RIGHTS

         WHEREAS, GEORGE H. JOHNSON, a United States citizen presently residing at 2218 Jones Lane, Wilmington, DE 19810-2737 (USA) and WILLIAM L. JOHNSON, a United States citizen presently residing at 100 Nina Court, Bear, DE 19701-1671
(USA) (hereinafter collectively referred to as "Assignors") have invented a new and useful Invention entitled,

                   "HYDROGEN GENERATING APPARATUS AND METHODS"

for which they have filed as United States Provisional Patent Application No. 60/488,091; and

         WHEREAS, MURRAY UNITED DEVELOPMENT CORPORATION, a U.S. Corporation, having a place of business at P.O. BOX 669, HUNTINGTON, NY 11743 (U.S.A.) (hereinafter referred to as "Assignee"), is desirous of acquiring, for the United States of America and all countries foreign to the United States of America, the entire right, title and interest in, to and under (1) the Invention, (2) all patent applications that may be filed for the Invention and that may ultimately claim the benefit of priority from the filing date of the above-identified United States Application, and (3) any Letters Patent that may be granted for said Invention, as hereinafter more fully set forth:

         NOW, THEREFORE, TO ALL WHOM IT MAY CONCERN, in consideration of the sum of One Dollar ($1.00) paid to the Assignors, and/or of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, have sold, assigned, transferred and set over, and by these presents does hereby sell, assign, transfer and set over, unto the Assignee, its successors, legal representatives and assigns, the entire right, title and interest in, to and under the Invention, and all applications for Letters Patent that may hereafter be filed for said Invention in any country and all Letters Patent that may be granted for said Invention in any country (including, without limitation, all extensions, renewals, reissues, reexaminations and the like thereof and such other forms of protection of industrial property as may be provided by any country), and all rights of priority in any country that are based upon the filing date of the above-identified United States Application and that are created by any law, treaty or international convention; the above transferred right, title and interest to be held and enjoyed by said Assignee, their successors, legal representatives and assigns as fully and entirely as the same would have been held and enjoyed by the Assignors had this assignment not been made;

         AND THE ASSIGNORS HEREBY authorize and request all appropriate and competent Officials in all countries, whose duty it is to issue or grant Letters Patents on applications as aforesaid, to issue or grant all Letters Patent for said Invention to the Assignee, its successors, legal representatives and assigns, in accordance with the terms of this instrument;

         AND THE ASSIGNORS HEREBY represent and covenant that they have the full right to convey the entire interest herein assigned and that they have not executed, and will not execute, any agreement in conflict herewith;

         AND THE ASSIGNORS HEREBY further covenant and agree that, at the request and expense of the Assignee, its successors, legal representatives and assigns, but without demanding further consideration therefor, they will (1) assist in the prosecution of all applications for Letters Patent as herein described and any other applications for Letters Patent that may be made covering said Invention; (2) communicate any and all facts known to him respecting said Invention; (3) testify in any legal proceeding involving said Invention; (4) execute and acknowledge all lawful papers and legal instruments;
(5) execute all divisional, continuing, reissue and reexamination applications;
(6) make all rightful oaths; and (6) generally do any and every lawful act deemed necessary to aid and cooperate with the Assignee, its successors, legal representatives and assigns in perfecting and maintaining the entire interest conveyed herein and in obtaining and enforcing proper patent or industrial property protection for said Invention in any country, particularly in cases of opposition, interference and litigation;

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U.S.PATENT APPLICATION NO.  60/488,091             ATTORNEY DOCKET NO.  4393-003



         AND EACH ASSIGNOR HEREBY covenants and agrees that the rights and obligations set forth in this instrument shall be binding upon, and inure to the benefit of, his heirs, legal representatives, successors and assigns;

         AND EACH ASSIGNOR HEREBY grants the Assignee, its successors, legal representatives and assigns, the power to insert on this instrument any further identification that may be necessary or desirable to comply with the recordation rules of any appropriate and competent authority, including, without limitation, the United States Patent and Trademark Office.

         AND THE PARTIES HEREBY agree that this Assignment may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN TESTIMONY WHEREOF, the Assignors and Assignee hereunto set their hands and seals the day and year set opposite their signatures.*



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
       THE SIGNATURES OF THE PARTIES APPEAR ON THE NEXT SUCCEEDING PAGES.]








--------
*This Assignment should preferably be signed before: (a) a Notary Public if within the U.S.A. (b) a U.S. Consul if outside the U.S.A. If neither, then it should be signed before at least two witnesses. In all cases any formalities of execution required by the by-laws of the assignor company and the state or country having jurisdiction over the assignor, should be observed.


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U.S.PATENT APPLICATION NO.  60/488,091             ATTORNEY DOCKET NO.  4393-003




BY ASSIGNOR:


Date:  10/2/03                              /s/ George Howard Johnson
       ---------------                      ----------------------------------
                                            GEORGE H. JOHNSON

WITNESSED BY:

Date:  10/ 2 / 2003                         /s/  William L. Johnson
       ---------------                      ----------------------------------

Date:  10-2-03                              /s/  Margaret Champion
       ---------------                      ----------------------------------


State of          DE     )
                         )   ss:
County of         NC     )

          This 2nd day of Oct. 2003, before me personally came the above-named Assignor to me personally known as the individual who executed the foregoing assignment, who acknowledged to me that he executed the same of his own free will for the purposes therein set forth.


NOTARY
SEAL                                        / s / Joanne M. Houseman
                                            ----------------------------------
                                            My commission expires:  8/9/06




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U.S.PATENT APPLICATION NO.  60/488,091             ATTORNEY DOCKET NO.  4393-003




BY ASSIGNOR:


Date:  10 / 2 / 2003                             /  s  /  William L. Johnson
     -----------------                         ---------------------------------
                                               WILLIAM L. JOHNSON

WITNESSED BY:

Date:  10 / 2 / 03                               /  s  /  George Howard Johnson
     -----------------                         ---------------------------------

Date:  10 - 2 - 03                               /  s  /  Margaret Campion
     -----------------                         ---------------------------------




State of          DE    )
                        )    ss:
County of         NC    )


          This 2nd day of Oct. 2003, before me personally came the above-named Assignor to me personally known as the individual who executed the foregoing assignment, who acknowledged to me that he executed the same of his own free will for the purposes therein set forth.


                                            /s/ Joanne M. Houseman
NOTARY                                      -------------------------------
SEAL                                        My commission expires:  8/9/06



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U.S.PATENT APPLICATION NO.  60/488,091             ATTORNEY DOCKET NO.  4393-003



BY ASSIGNEE:


Date:    10/3/03                      MURRAY UNITED DEVELOPMENT CORPORATION.
      -----------------------

                                      BY:  / s /  Anthony S. Campo
                                           ---------------------------
                                      PRINTED:  ANTHONY S. CAMPO
                                              ------------------------
                                      TITLE:  EXECUTIVE VICE PRESIDENT
                                              ------------------------
WITNESSED BY:

Date:        10/3/03                                     / s / Joanne Mazovec
      -----------------------                            ---------------------

Date:        10/3/03                                     / s / Danielle Reyes
      -----------------------                            ---------------------



State of  New York     )
                       )    ss:
County of Suffolk      )

          This 3rd day of October, 2003, before me personally came the above-named Assignor to me personally known as the individual who executed the foregoing assignment, who acknowledged to me that he executed the same of his own free will for the purposes therein set forth.


                              / s / Jerri A. Cirino
                             -----------------------
                             My commission expires:


                                             NOTARY SEAL

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